Exhibit 23.2





               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We consent to the incorporation by reference in the Registration Statement (No. 33-70754) on Form S-8 of our report dated March 21, 1995 of Uniflex, Inc. and Subsidiary for the year ended January 31, 1995 and to the reference to our firm under the caption "Experts" in the Prospectus.


                                            /s/ MILLER, ELLIN & COMPANY
                                            ---------------------------
                                            Miller, Ellin & Company


New York, New York
April 17, 1997